SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004


                              WITNESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      000-29335               23-2518693
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                           300 Colonial Center Parkway
                                Roswell, GA 30076
                         (Address of principal executive
                                    offices)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e -4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------

On October 21, 2004, Witness Systems, Inc. issued a press release to report its third quarter 2004 results. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Witness Systems, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

(c) Exhibits


99.1 Press Release dated October 21, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 21, 2004                        WITNESS SYSTEMS, INC.


                                               BY:    /s/  William F. Evans
                                                  ------------------------------
                                                          WILLIAM F. EVANS
                                                    EXECUTIVE VICE PRESIDENT AND
                                                       CHIEF FINANCIAL OFFICER

                                  Exhibit Index



Exhibit No.   Description
-----------   -----------

99.1          Press release issued by Witness Systems, Inc. on October 21, 2004.